UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 24, 2017

PARKER-HANNIFIN CORPORATION
(Exact Name of Registrant as Specified in Charter)

Ohio	34-0451060
(State or other jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

6035 Parkland Boulevard, Cleveland, Ohio	44124-4141
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (216) 896-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

•	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

•	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

•	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

•	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K filed by Parker-Hannifin Corporation ("Parker" or the "Company") on February 28, 2017 to include Item 9.01 (a) (Financial Statements of Businesses Acquired) and Item 9.01(b) (Pro Forma Financial Information) in connection with the acquisition of CLARCOR Inc. ("Clarcor"). No other changes have been made to the items included in the Current Report on Form 8-K filed on February 28, 2017 other than amending and restating Item 9.01.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

The audited consolidated balance sheets of Clarcor as of December 3, 2016 and November 28, 2015 and the related audited consolidated statements of earnings, comprehensive earnings, shareholders' equity and cash flows for each of the years ended December 3, 2016, November 28, 2015 and November 29, 2014, together with the notes thereto and the auditors' report thereon. These audited financial statements are filed as Exhibit 99.2 hereto.

(b) Pro Forma Financial Information.

The unaudited pro forma combined balance sheet of the Company as of December 31, 2016 and the unaudited pro forma combined consolidated statements of income for the twelve months ended June 30, 2016 and the six months ended December 31, 2016, each as giving effect to the acquisition of Clarcor, are filed as Exhibit 99.3 hereto.

(d) Exhibits.

Exhibit No.	Description of Exhibit

2.1*
Agreement and Plan of Merger, among Parker-Hannifin Corporation, CLARCOR Inc. and Parker Eagle Corporation, dated as of December 1, 2016 (incorporated by reference to Exhibit 2.1 of Parker's Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on December 1, 2016).

4.1*
Registration Rights Agreement, dated February 24, 2017, among Parker-Hannifin Corporation and Morgan Stanley & Co. LLC and Citigroup Global Markets Inc., as Representative of the Initial Purchasers (incorporated by reference to Exhibit 4.1 of Parker's Current Report on Form 8-K filed with the SEC on February 28, 2017).

4.2*
Registration Rights Agreement, dated February 24, 2017, among Parker-Hannifin Corporation and the Initial Purchasers (incorporated by reference to Exhibit 4.2 of Parker's Current Report on Form 8-K filed with the SEC on February 28, 2017).

23.1	Consent of PricewaterhouseCoopers LLP.

99.1*
Press Release, dated February 28, 2017, issued by Parker-Hannifin Corporation (incorporated by reference to Exhibit 99.1 of Parker's Current Report on Form 8-K filed with the SEC on February 28, 2017).

99.2
The audited consolidated balance sheets of Clarcor as of December 3, 2016 and November 28, 2015 and the related audited consolidated statements of earnings, comprehensive earnings, shareholders' equity and cash flows for each of the years ended December 3, 2016, November 28, 2015 and November 29, 2014, together with the notes thereto and the auditors' report thereon, are included herein.

99.3
The unaudited pro forma combined balance sheet of the Company as of December 31, 2016 and the unaudited pro forma combined consolidated statements of income for the twelve months ended June 30, 2016 and the six months ended December 31, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PARKER-HANNIFIN CORPORATION
By: /s/ Catherine A. Suever
Catherine A. Suever
Executive Vice President - Finance &
Administration and Chief Financial Officer

Date: May 15, 2017

Exhibit Index

Exhibit No.	Description of Exhibit

2.1*
Agreement and Plan of Merger, among Parker-Hannifin Corporation, CLARCOR Inc. and Parker Eagle Corporation, dated as of December 1, 2016 (incorporated by reference to Exhibit 2.1 of Parker's Current Report on Form 8-K filed with the SEC on December 1, 2016).

4.1*
Registration Rights Agreement, dated February 24, 2017, among Parker-Hannifin Corporation and Morgan Stanley & Co. LLC and Citigroup Global Markets Inc., as Representative of the Initial Purchasers (incorporated by reference to Exhibit 4.1 of Parker's Current Report on Form 8-K filed with the SEC on February 28, 2017).

4.2*
Registration Rights Agreement, dated February 24, 2017, among Parker-Hannifin Corporation and the Initial Purchasers (incorporated by reference to Exhibit 4.2 of Parker's Current Report on Form 8-K filed with the SEC on February 28, 2017).

23.1	Consent of PricewaterhouseCoopers LLP.

99.1*
Press Release, dated February 28, 2017, issued by Parker-Hannifin Corporation (incorporated by reference to Exhibit 99.1 of Parker's Current Report on Form 8-K filed with the SEC on February 28, 2017).

99.2
The audited consolidated balance sheets of Clarcor as of December 3, 2016 and November 28, 2015 and the related audited consolidated statements of earnings, comprehensive earnings, shareholders' equity and cash flows for each of the years ended December 3, 2016, November 28, 2015 and November 29, 2014, together with the notes thereto and the auditors' report thereon, are included herein.

99.3
The unaudited pro forma combined balance sheet of the Company as of December 31, 2016 and the unaudited pro forma combined consolidated statements of income for the twelve months ended June 30, 2016 and the six months ended December 31, 2016.